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                                  AMENDMENT NO. 2 TO
                               STOCK PURCHASE AGREEMENT


          This Amendment No. 2 to Stock Purchase Agreement (this "Amendment") is entered into as of August 15, 1997 by and among Gary A. Gamble, an individual, James E. Henderson, an individual, Trans Mart, Inc., an Alabama corporation, TM-AL Acquisition, Inc., a Delaware corporation, and Aftermarket Technology Corp., a Delaware corporation.

          WHEREAS, the parties hereto are parties to that certain Stock Purchase Agreement dated as of July 21, 1997 (the "Agreement") and the parties desire to make certain changes to the Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, the parties hereto agree as follows.

          1. AMENDMENT OF SECTION 6 OF AMENDMENT NO. 1. Section 6 of Amendment No. 1 to the Agreement is hereby amended to read in its entirety as follows:

               "If the cash payments to be made at Closing are reduced because the Indebtedness as of the Closing Date exceeds $5,000,000, promptly after the Closing Buyer shall pay to each Shareholder an amount equal to 50.0% of the lesser of (i) the amount of the reduction in the Closing payments, as the same is adjusted pursuant to Section 2.03(b), or (ii) Trans Mart's cash balance as of the Closing Date (as deter-mined in accordance with GAAP) minus $10,000."

          2. AMENDMENT OF SECTION 7.07. Section 7.07 of the Agreement is hereby amended by changing all references to "TransShop Management System, Inc." to "TranShop Management System, Inc."

          3. RATIFICATION. Except as provided above, all the terms of the Agreement are hereby ratified and confirmed.


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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

          SHAREHOLDERS:


                                        /s/ Gary A. Gamble
                                        ------------------------------
                                            Gary A. Gamble


                                        /s/ James E. Henderson
                                        ------------------------------
                                            James E. Henderson

                                        TRANS MART, INC.


                                        By: /s/ Gary A. Gamble
                                        ------------------------------
                                                Gary A. Gamble
                                                President


                                        TM-AL ACQUISITION, INC.


                                        By: /s/ Joseph Salamunovich
                                        ------------------------------
                                                Joseph Salamunovich
                                                Vice President


                                        AFTERMARKET TECHNOLOGY CORP.


                                        By: /s/ Joseph Salamunovich
                                        ------------------------------
                                                Joseph Salamunovich
                                                Vice President